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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 25, 2003
(Date of earliest event reported)

McDATA Corporation
(Exact name of registrant as specified in its charter)

A Delaware Corporation (State or other Jurisdiction of Incorporation)	Commission File Number 000-31257	IRS Employer Identification No. 84-1421844

380 Interlocken Crescent, Broomfield, Colorado 80021
(Address of principal executive offices, including Zip Code)

Telephone Number (720) 558-9200
(Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure

        On August 25, 2003, McDATA Corporation issued a press release announcing that it had agreed to acquire Nishan Systems, Inc. and Sanera Systems, Inc. The press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference. The Agreements and Plan of Merger for both transactions are attached as Exhibit 99.4 and Exhibit 99.5, respectively, to this Form 8-K and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

99.1	Press Release of McDATA Corporation dated August 25, 2003
99.2	Press Release of McDATA Corporation dated August 25, 2003
99.3	Press Release of McDATA Corporation dated August 25, 2003
99.4	Agreement and Plan of Merger, by and among McDATA Corporation, Nishan Acquisition, Inc., and Nishan Systems, Inc. dated as of August 25, 2003.
99.5	Agreement and Plan of Merger, by and among McDATA Corporation, Sanera Acquisition, Inc., and Sanera Systems, Inc. dated as of August 25, 2003.

Item 9. Regulation FD Disclosure

        In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On August 25, 2003, McDATA Corporation ("McDATA") issued a press release, attached hereto as Exhibit 99.1 and Exhibit 99.2, announcing Second Quarter 2003 results, an agreement to acquire Nishan Systems, Inc. and an agreement to acquire Sanera Systems, Inc. Other information to be disclosed on the second quarter earnings call will be:

  •
  We had nearly two-dozen competitive wins against a new competitor.

  •
  The Sphereon 4500 grew revenue over 50% during the second quarter.

  •
  Our total port count increased approximately 25% sequentially in the second quarter.

  •
  International revenues comprised approximately 31% of total revenue.

  •
  Our non-GAAP tax rate was 26% in the second quarter.

  •
  On July 31, 2003 McDATA had cash and marketable securities of $508 mil., including $5 mil. of restricted cash.

  •
  DSOs (days sales outstanding) were 45 days in the second quarter.

  •
  McDATA's non-GAAP annualized inventory turns were about 25.

  •
  Capital expenditures were $3.9 mil in the quarter.

  •
  Depreciation and amortization expense was $8.7 mil.

  •
  We expect to accelerate our fiscal year 2004 revenue growth rate beyond current expectations.

  •
  The acquisitions announced today are expected to be accretive by the fourth quarter of fiscal 2004, ending January 21, 2005.

  •
  One-time costs associated with the transactions are expected to be in the range of $3 to $4 mil., excluding any in-process technology write-offs.

  •
  We expect McDATA's cash position after these transactions to be slightly higher above $300 mil.

  •
  We expect gross margins to be in the mid 50% range.

  •
  SG&A is expected to be in the range of $30-$31 mil. in Q3.

  •
  R&D is expected to be in the range of $19 to $20 mil. in Q3.

  •
  We expect interest income to be approximately $1.3 mil. in Q3.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDATA CORPORATION
By:	/s/ THOMAS O. MCGIMPSEY Thomas O. McGimpsey Vice President, General Counsel and Corporate Secretary

Dated: August 25, 2003

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  Item 5. Other Events and Required FD Disclosure
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE